SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549




                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




Date  of  Report    (Date  of  earliest  event  reported)      October 2, 1997


                            TRI-VALLEY CORPORATION
                            ----------------------
          (Exact  name  of  registrant  as  specified  in  its  charter)


             DELAWARE                            2-67096            84-0617433
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(State  or  other  jurisdiction                (Commission       (IRS Employer
    of incorporation)                       File Number)   Identification no.)


 230  South  Montclair  Street,  Suite  101    Bakersfield,  CA    93309
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   (Address  of  principal  executive  office)                      (Zip code)



Registrant's  telephone  number,  including  area  code:  (805)    837-9300
                                                 -----------------------------



ITEM  5    OTHER  EVENTS
-------


The Company has hooked up its Martins-Severin No. 6 well and its Webb Tract No. 2 well, increasing its daily production of dry natural gas to over 12,800,000 cubic feet per day. This is an increase of 68% over the most recent report of 7,625,000 cfd by the State of California Department of Conservation, which compiles monthly statistics on petroleum production in the State. This increase would raise the Company to second position among 120 dry natural gas operators listed in the May 1997 report where it is listed in 11th place.

This increase does not include the Company's recent dry gas discovery at the City of Tracy, California, which is awaiting hook-up.



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            TRI-VALLEY CORPORATION
                                 (registrant)




                              /s/  F.  Lynn  Blystone
                              -----------------------
                              F.  Lynn  Blystone
                              President  and  CEO




 10/02/97